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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________
                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  DECEMBER 19, 1997
                                                         -----------------

                           NATIONAL DATA CORPORATION
            (Exact name of registrant as specified in its charter)

         DELAWARE                     001-12392                   58-977458
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010
                    (Address of Principal Executive Offices)

                                  404-728-2000
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of the Businesses Acquired.

         The following documents filed by Physician Support Systems, Inc.
            ("PSS") with the Securities and Exchange Commission (PSS File No. 000-20603) under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference in
            Exhibit 99.1:

        (1) PSS's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1996.

        (2) PSS's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

(b)     Pro Forma Financial Information.

        (1) The Pro Forma Combined Financial Information in Annex D to the Proxy Statement/Prospectus filed as part of the Company's Registration Statement on Form S-4 (Registration No. 333-40153) (hereinafter the "Proxy Statement/Prospectus") is incorporated by reference in
            Exhibit 99.2.


(c)     Exhibits.

        23.1  Consent of Deloitte & Touche LLP.

        99.1 Financial Statements of PSS (incorporated by reference PSS's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1996, and PSS's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30,
              1997).

        99.2 Pro Forma Financial Information (incorporated by reference to Annex D of the Proxy Statement/Prospectus).
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                National Data Corporation
                                                ------------------------------
                                                      (Registrant)

Date:  February 5, 1998                   By:   /s/ E. Michael Ingram
                                                ------------------------------
                                                E. Michael Ingram
                                                Senior Vice President, General
                                                Counsel and Secretary
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                  ___________

                                    EXHIBITS

                                       TO

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K

                            DATED: December 19, 1997



                           NATIONAL DATA CORPORATION



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                               INDEX TO EXHIBITS
                               -----------------


       23.1  Consent of Deloitte & Touche LLP